Friedman, Billings, Ramsey Group ("FBR Group")

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to "FBR" refer to Friedman, Billings, Ramsey Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services are provided by Friedman, Billings, Ramsey & Co., Inc. (FBRC), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by Friedman, Billings, Ramsey International, Ltd. FBRC and FBRIS are broker-dealers registered with the SEC and are members of the NASD. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., and Money Management Advisers, Inc., which are investment advisers registered with the SEC. Banking services, including mutual fund custody and administration, are provided by FBR National Bank & Trust1. 1Member FDIC and an equal housing lender. Products offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value. On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. merged with FBR Asset Investment Corporation, a real estate investment trust ("REIT") managed by FBR prior to the merger. The merged company, Friedman, Billings, Ramsey Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries. This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy. For additional important information, please visit our website, www.fbr.com. CAUTIONS ABOUT FORWARD-LOOKING INFORMATION This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "plans," "estimates" or "anticipates" or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward- looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled "Risk Factors" beginning on page 28. The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K should be read for a complete understanding of our business and the risks associated with that business.

Introduction FBR is an Institutional Capital Markets Company Founded on Independent Research Listed on the New York Stock Exchange (NYSE: FBR) Total Capital Greater than $1.0 Billion Approximately 500 Full-Time Employees in 16 Offices at March 31, 2003 5 Profit Centers: Institutional Brokerage Sales and Trading Investment Banking Asset Management Principal Investments in MBS Merchant Banking Focused on 6 Industry Sectors (Financial Services, Real Estate, Technology, Healthcare, Energy, Diversified Industries) Conducted in REIT Parent Conducted through Taxable REIT Subsidiaries (TRS)

Business Units (1) As of March 31, 2003 77 Investment Banking professionals; 92 total personnel 6 focused industry sectors Financial services Real estate Technology Healthcare Energy Diversified Industries Top 10 lead-managing equity underwriter 2002: 76 transactions with $5.2B in total transaction value 28 lead and sole managed public /private transactions 33 M&A and advisory assignments 67 Analysts; 87 total personnel Approximately 400 companies under coverage Independence In-depth company analysis Theme-driven Industry coverage Daily morning note Daily meetings with sales force Up-to-date economic and policy news Frequent management roadshows Annual investor conferences 54 Institutional Brokers; 32 Traders and Sales traders Market-maker in over 480 equity and debt securities Cover over 1,000 institutions Mutual funds Hedge funds Money managers Pension funds Private equity Hedge funds Venture capital Equity mutual funds Fixed income mutual funds Tax-exempt funds Money market funds Private client group Restricted 144A stock sales Financial planning / trust & estate services Credit lines Hedging & monetization Employee stock option management Cash management Research Asset Management Institutional Sales & Trading Investment Banking Taxable Subsidiaries (TRSs) (3 Profit Centers supported by Research) Assets approximately $5.0 billion (1) AAA rated securities - guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae Low effective duration of 1 to 2 years: limits price risk Leverage 6-11x; target of 8.5x within mortgage portfolio Approximately $173 (1) million of invested capital Preferred and common equity Senior secured and mezzanine loans Interest in proprietary funds Direct assets Non-levered portfolio Mortgage Backed Securities Merchant Banking REIT Principal Activities (2 Profit Centers)

Investment Banking 2002 Transactions: 76 Total; 28 Lead and Sole Managed 2002 *Some figures not publicly disclosed 76 transactions (managed underwritings and corporate finance) 35% not in FIG or Real Estate $5.2 billion in transaction value 43 capital raising transactions 1 lead-managed IPO 4 co-managed IPO 19 lead-managed equity secondaries 6 co-managed equity secondaries 8 sole-managed private placements/ PIPEs 2 co-managed trust preferred offerings 3 co-managed debt offering 33 M&A and advisory assignments $853 million* of M&A transaction value 15% of total investment banking business 2002 Real Estate Diversified Industries Technology Healthcare Energy Financial Services

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR

Investment Banking

2002 Rankings by Dollar Amount Raised in Public Offerings

All Market Caps — All Industries
1/01/02 – 12/31/02
IPOs and Secondaries

Lead Manager	# of Deals	Total Amt Raised
Credit Suisse First Boston	56	$ 17,935.8
Goldman, Sachs & Co	32	16,314.1
Salomon Smith Barney Inc	30	11,704.2
Merrill Lynch & Co	39	9,466.3
Morgan Stanley	36	9,410.1
Lehman Brothers	23	4,725.4
Banc of America Securities	18	3,623.3
Deutsche Bank Securities	16	3,492.9
J.P Morgan Securities Inc	16	3,338.3
Bear, Stearns & Co	21	2,648.7
UBS Warburg LLC	24	2,613.5
Friedman Billings Ramsey	20	1,863.7
RBC Capital Markets	5	1,486.0
Thomas Weisel Partners LLC	5	505.8
CIBC World Markets	9	476.8 *
Wachovia Securities Inc	8	401.6
Robert W. Baird & Co Inc	4	393.4
Robertson Stephens	7	386.0
Jefferies & Co Inc	4	384.5
Sandler O'Neil & Partners LP	5	338.7
	378	$91,509.1

Issuer Market Cap under $1B — All Industries
1/01/02 – 12/31/02
IPOs and Secondaries

Lead Manager	# of Deals	Total Amt Raised
Credit Suisse First Boston	29	$ 3,274.4
Goldman, Sachs & Co	12	2,332.6
Merrill Lynch & Co	20	2,251.2
Bear, Stearns & Co	18	2,035.7
Morgan Stanley	18	1,944.3
Lehman Brothers	14	1,674.6
Deutsche Bank Securities	8	1,367.6
Friedman Billings Ramsey	19	1,361.2
UBS Warburg LLC	18	1,334.8 *
Salomon Smith Barney Inc	9	1,015.9
Banc of America Securities	9	734.9
J.P Morgan Securities Inc	7	506.1
CIBC World Markets	9	476.8
Robert W. Baird & Co Inc	4	393.4
Robertson Stephens	7	386.0
Jefferies & Co Inc	4	384.5
Wachovia Securities Inc	7	351.2
Sandler O'Neil & Partners LP	5	338.7
U.S Bancorp Piper Jaffray Inc	5	314.6
Keefe, Bruyette & Woods Inc	7	291.1
	229	$22,769.6

***In addition, FBR raised more than $500 million in 144A Institutional Equity Placements.**

Source: CommScan LLC. Data $ millions, IPOs and Secondaries Only, Excludes closed end funds Lead managed. All deals included, no minimum.

Investor Presentation
May 2003

FBR

F R I E D M A N   B I L L I N G S   R A M S E Y

Investment Banking
FBR Ranks #1 in Aftermarket Performance

Aftermarket Performance Across All Industries January 1, 2002 through December 31, 2002

Lead Manager[1]	# of Deals	Aftermarket Performance[4] (%)
Friedman Billings Ramsey*	20	8.06
Goldman, Sachs & Co	32	-0.36
J.P Morgan Securities Inc	16	-1.29
Merrill Lynch & Co	39	-3.91
Deutsche Bank Securities	16	-6.16
Bear, Stearns & Co	21	-7.11
Salomon Smith Barney Inc	30	-10.24
Morgan Stanley	36	-10.51
Banc of America Securities	18	-15.81
Credit Suisse First Boston	56	-16.72
UBS Warburg LLC	24	-17.75
Lehman Brothers	23	-19.44
	331	-8.44

*Inclusion of Dividends and 144A Institutional Placements resulted in a weighted return of 15.65% and a non-weighted return of 13.30% from our internal calculations for FBR deals 1/01/2002 – 12/31/2002

Aftermarket Performance Across All Industries January 1, 1998 through December 31, 2002

Lead Manager[2]	# of Deals	Aftermarket Performance[4] (%)
Friedman Billings Ramsey**	60	3.80
Legg Mason Wood Walker	27	2.96
A.G. Edwards & Sons Inc	47	2.34
Nuveen Investments	35	-2.46
UBS Warburg LLC	163	-16.18
J.P Morgan Securities Inc	133	-18.11
Wachovia Securities Inc	35	-18.40
Morgan Stanley	342	-19.36
Goldman, Sachs & Co	401	-19.40
Bear, Stearns & Co	152	-19.68
Merrill Lynch & Co	478	-22.29
Salomon Smith Barney Inc	385	-22.52
	2,258	-12.44

**Inclusion of Dividends and 144A Institutional Placements resulted in a weighted return of 24.36% and a non-weighted return of 22.66% from our internal calculations for FBR deals 1/01/1998 – 12/31/2002

Aftermarket Performance Across All Industries January 1, 2003 through April 30, 2003

Lead Manager[3]	# of Deals	After Market Performance[4] (%)
Friedman, Billings, Ramsey	2	31.11
Bear, Stearns & Co	2	16.28
JP Morgan Securities Inc	2	15.64
UBS Warburg LLC	8	15.41
Morgan Stanley	7	12.31
RBC Capital Markets	3	11.29
Goldman, Sachs & Co	11	10.11
Citigroup Global Markets	4	8.17
Lehman Brothers	4	8.15
Credit Suisse First Boston	8	7.73
Merrill Lynch & Co	4	7.28
Wachovia Securities Inc	2	6.45
Banc of America Securities	4	4.57
	61	11.88

[1]Of More than 10 transactions IPOs and Secondaries only, excludes closed–end funds.

[2]Of more than 25 transactions, IPOs and Secondaries only, excludes closed-end funds.

[3]Of more than 1 transaction, IPOs and Secondaries only, excludes closed-end funds.

[4]Non-weighted average aftermarket performance. Results for each of the offerings vary considerably, and may be significantly different from the average figure quoted. Past performance is no guarantee of future results.

Source: CommScan LLC

Investor Presentation
May 2003

Sales & Trading Growth Source: Company data; in thousands of shares 311 454 721 462 374 320 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 1,200,000 1,300,000 1,400,000 2000 2001 2002 OTC Listed 631M 828M 1.18B 212 403 1999 615M Hired 27 Institutional Brokers, Traders, and Sales Traders Hired 21 Research Analysts 2002 Listed business up 58% over 2001 2002 NASDAQ / OTC business up 27% over 2001 2002 Customer Trading Volumes 1998 - 2002 747 605 1Q03 Annualized 1.35B

Asset Management Growth 1Net assets under management represents total gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities. Hired 8 Asset Management Personnel Assets under Management Growth Mutual Funds 18.0% Alternatives 10.5% 12/31/1999 12/31/2000 12/31/2001 $3.0B 2.5B 2.0B 1.5B 1.0B 0.5B 0 12/31/2002 $694M $721M $1,518M $2,286M 12/31/1998 $586M Net Assets Under Management 1998 - 2002 2002 Net Assets CAGR 40.5% In addition, FBR Bank provides trust and custody services on $1.45 billion of assets

FBR MBS and Principal Investments Residential Mortgage-Backed Securities ($5.0 Billion as of March 31, 2003) AAA rated securities - GSE guaranteed by Freddie Mac, Fannie Mae, Ginnie Mae Short-duration of 1-2 - limits price risk Leverage guideline - 6-11x (debt to equity), Target 8.5x Allocation of capital: 50%-90% (long-term average target 60%-65%) Merchant Banking Portfolio ($173.1 Million as of March 31, 2003) Senior secured and mezzanine loans Preferred and common equity Hedge funds Venture funds Direct assets Non-levered portfolio Typical hold period 12-18 months Allocation of capital: 10%-30% (long-term average target 20%-25%) The Strategy Successfully Employed by FBR Asset in the Past Will Continue to be Used Inside of New FBR Group

MBS Portfolio Returns Source: Bloomberg, Federal Reserve Note: CMT is 1 Year Constant Maturity Treasury. For purposes of estimating spread, assumed a margin of 225 bps. Although the Fed did not change their stance on the discount rate, they did change their methodology in calculating the rate as of January 9, 2003. For purposes of this presentation we assumed a constant discount rate from January 9, 2003 through May 9, 2003 using the previous calculation methodology.

Cashflow GAAP Unlevered Asset Yield: 3.90% 3.25% Cost of funds: 1.75% 1.30% Spread: 2.15% 1.95% ROE, Gross (Assumed Leverage @ 8.5x) 22.18% 19.83% MBS Portfolio Returns Mortgage Backed Securities Portfolio Investments 1 1 Example for illustrative purposes only, not intended to reflect existing portfolio, historical results, or likely future results.

Funding Strategy Funding Sources in Three Distinct Areas: FHLMC: Largest counterparty Highest rated counterparty Other Broker/Dealers: Additional 12 repo line counterparties with borrowing capacity in excess of $6 Billion Commercial Paper Funding: Special purpose vehicle developed by FBR Issue of commercial paper backed by repos with underlying collateral of hybrid arms Diversifies funding alternative Permanent financing of MBS securities

Access to Capital Drives Investment Banking Growth

Selected Comparables Selected Comparables

Independent Broker-Dealer Business Mix Independent Broker-Dealer Business Mix

First Quarter 2003 Results Pro Forma Net Revenues of $74.2 Million Investment Banking - $18.1 Million Asset Management - $15.4 Million $2.3 Billion Assets Under Management Sales and Trading - $11.3 Million Net Interest - $29.4 Total Assets of $5.5 Billion, Leverage Equal to 5.4x Average MBS Portfolio of $5.6 Billion During First Quarter 2003 Merchant Banking Portfolio of $173.1 Million Pro Forma Net Income of $31.5 Million Includes Merger Related Expenses of $2.8 Million $3.0 Million Negative Impact of Purchase Accounting Adjustments Pro Forma EPS of $0.24 (Basic) and $0.23 (Diluted)

FBR Group Common Shares $1.6 Billion Market Capitalization 1.55x Price/Book 11.5% Dividend Yield 131.6 Million Shares Outstanding 100+ Million Float FBR Stock Performance from the announce date of the merger, 11/14/02 to 5/09/03

Investment Highlights Significant Growth Opportunity within Investment Banking, Institutional Brokerage and Asset Management Stable Diversified Earnings Stream Supported by Balance Sheet Returns Strong, Highly Liquid Balance Sheet: Equity of Approximately $1 Billion Top 10 Lead Manager of U.S. Equities Number One Aftermarket Underwriting Performance for the One and Five Year Periods Ended December 31, 2002 and Year to Date 2003 One of the Most Efficient Cost Structures in the Industry Greater than 30% Revenue Compound Annual Growth Rate Positioned for Continued Growth with Stable Dividend Income through Period of High Volatility